UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 2, 2018
______________

InterDigital, Inc.
(Exact name of registrant as specified in charter)

Pennsylvania	1-33579	82-4936666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300, Wilmington, DE	19809
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 302-281-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 2, 2018, based on information considered by the Compensation Committee (the “Committee”) of the Board of Directors of InterDigital, Inc. (the “Company”) with respect to total compensation for the Company’s executive officers, a subcommittee (the “Subcommittee”) of the Committee, pursuant to authority delegated to it by the Committee, approved the following for William J. Merritt, President and Chief Executive Officer; Richard J. Brezski, Chief Financial Officer and Treasurer; and Jannie K. Lau, Chief Legal Officer, General Counsel and Corporate Secretary (each a “named executive officer” as set forth in the Company's most recently filed proxy statement): (i) an increase to Mr. Merritt's base salary; and (ii) target payout levels for the Company’s 2018 long-term compensation program (“2018 LTCP”).
Mr. Merritt's base salary was increased to $660,000 effective July 1, 2018. Set forth in the table below are the target 2018 LTCP payouts for each named executive officer:

Named Executive Officer	Target 2018 LTCP Payout
William J. Merritt	$5,000,000
Richard J. Brezski	$1,000,000
Jannie K. Lau	$1,000,000
For Mr. Merritt, one-third of his target 2018 LTCP payout will be in the form of time-based restricted stock units that vest on March 15, 2021, assuming continued service through such date except as set forth in the Form RSU Agreement (as defined below) (“time-based RSUs”), one-third will be in the form of performance-based restricted stock units (“performance-based RSUs”), and one-third will be in the form of performance-based stock options (“performance-based options”). For Mr. Brezski and Ms. Lau, 25% of the target 2018 LTCP payout will be in the form time-based RSUs and 75% will be in the form of performance-based RSUs.
Both the performance-based RSUs and performance-based options will vest, assuming continued service through such date except as set forth below, on March 15, 2023 (with a threshold payout of 50% of target and a maximum payout of 200% of target), subject to the achievement of revenue and earnings performance goals measured as of December 31, 2022; however, to the extent that all or a portion of the performance goals in excess of the threshold have been achieved as measured as of December 31, 2020, such performance-based awards, will vest, to the extent applicable, on March 15, 2021, and the remaining unvested portion of such performance-based awards, if any, shall then remain eligible to vest on March 15, 2023, subject to the achievement of the performance goals measured as of December 31, 2022.
If a named executive officer’s employment is terminated by the Company or any parent, subsidiary, or affiliate of the Company (as applicable, the “Employer”) without Cause (as defined in the performance-based RSU agreement) or by reason of the named executive officer’s death or disability, in each case, after the second anniversary of the grant date of his or her performance-based RSUs, the performance-based RSUs will vest as to a prorated portion (based on the number of days the named executive officer was employed during the applicable performance period) of the number of RSUs that would have otherwise become vested according to actual performance during the performance period. In the event of a termination without Cause, the prorated vesting is conditioned upon the named executive officer’s execution of a release of claims in favor of the Company within 60 days following termination of employment.
If Mr. Merritt’s employment is terminated by the Employer without Cause (as defined in the performance-based option agreement) or by reason of his death or disability, in each case, during the last year of a performance period for his performance-based options, the performance-based options will vest as to a prorated portion (based on the number of days he was employed during the applicable performance period) of the number of options that would have otherwise become vested according to actual performance over the applicable performance period. In the event of a termination without Cause, the prorated vesting is conditioned upon his execution of a release of claims in favor of the Company within 60 days following termination of employment. In addition, upon such a termination of Mr. Merritt’s employment, the performance-based options will remain exercisable for 6 months after the date the administrator of the Company’s 2017 Equity Incentive Plan determines the extent to which the performance goals for the applicable performance period have been achieved.
If a named executive officer’s employment is terminated within 1 year following a Change in Control, either by the Employer other than for Cause, death, or disability or by the named executive officer for Good Reason (as such terms are defined in the performance-based award agreement), 100% of the then‑unvested portion of his or her performance-based awards will vest upon termination, subject to his or her execution of a release of claims in favor of the Company within 60 days following termination of employment.

In addition, Mr. Merritt may not dispose of or transfer any shares he acquires through the exercise of his performance-based options until the earlier of (1) the end of the 2-year period following the date of vesting or (2) a Change in Control.
All of the 2018 LTCP grants to the named executive officers will be made under the Company's 2017 Equity Incentive Plan. The grants of the time-based RSU awards will be made pursuant to the form of agreement for such awards (the “Form RSU Agreement”), which was previously approved by the Committee and filed by the Company as Exhibit 10.2 to its Current Report on Form 8-K dated June 16, 2017 (the “June 2017 8-K”). The performance-based RSU awards and performance-based option awards will have the terms set forth on the term sheets attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference, and will otherwise be subject to the standard terms and conditions for restricted stock unit awards and stock option awards that were previously approved by the Committee and filed by the Company as part of Exhibits 10.3 and 10.4, respectively, to the June 2017 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

10.1	2017 Equity Incentive Plan, Form of Term Sheet for 2018 Performance-Based Restricted Stock Unit Awards.
10.2	2017 Equity Incentive Plan, Form of Term Sheet for 2018 Performance-Based Stock Option Awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Jannie K. Lau
Jannie K. Lau
Chief Legal Officer, General Counsel and Corporate Secretary

Date: July 9, 2018